                                                              EXHIBIT (h)(1)(ii)


                                                                       Exhibit A
                                                                       ---------

                      Schedule to Administration Agreement
                               as of ____ __, 2002

                                                         Fee Rate:
                                                         --------
                                Institutional and

                             Administrative Classes        Classes A, B & C
                             ----------------------        ----------------


------------------------------------------------------------------------------------------------------------
                                             Core                               Core
Fund                                         Expenses*     Other     Total      Expenses*   Other    Total**
----                                         ---------     -----     -----      ---------   -----    -------
------------------------------------------------------------------------------------------------------------
PIMCO Capital Appreciation                   0.10          0.15      0.25       0.10        0.30     0.40
------------------------------------------------------------------------------------------------------------
PIMCO Mid-Cap                                0.10          0.15      0.25       0.10        0.30     0.40
------------------------------------------------------------------------------------------------------------
PIMCO Emerging Countries (formerly PIMCO
Micro-Cap Fund)                              0.10          0.15      0.25       n/a         n/a      n/a
------------------------------------------------------------------------------------------------------------
PIMCO Renaissance                            0.10          0.15      0.25       0.10        0.30     0.40
------------------------------------------------------------------------------------------------------------
PIMCO Select Growth                          0.10          0.15      0.25       0.10        0.30     0.40
------------------------------------------------------------------------------------------------------------
PIMCO Growth                                 0.10          0.15      0.25       0.10        0.30     0.40
------------------------------------------------------------------------------------------------------------
PIMCO Target                                 0.10          0.15      0.25       0.10        0.30     0.40
------------------------------------------------------------------------------------------------------------
PIMCO Opportunity                            0.10          0.15      0.25       0.10        0.30     0.40
------------------------------------------------------------------------------------------------------------
PIMCO Innovation                             0.10          0.15      0.25       0.10        0.30     0.40
------------------------------------------------------------------------------------------------------------
PIMCO Value                                  0.10          0.15      0.25       0.10        0.30     0.40
------------------------------------------------------------------------------------------------------------
PIMCO Small-Cap Value                        0.10          0.15      0.25       0.10        0.30     0.40
------------------------------------------------------------------------------------------------------------
PIMCO Mega-Cap                               0.10          0.15      0.25       n/a         n/a      n/a
------------------------------------------------------------------------------------------------------------
PIMCO Tax-Efficient Structured
   Emerging Markets                          0.15          0.35      0.50       n/a         n/a      n/a
------------------------------------------------------------------------------------------------------------
PIMCO Tax-Efficient Equity                   0.10          0.15      0.25       0.10        0.30     0.40
------------------------------------------------------------------------------------------------------------
PIMCO Equity Income                          0.10          0.15      0.25       0.10        0.40     0.50
------------------------------------------------------------------------------------------------------------
PIMCO Basic Value                            0.10          0.15      0.25       0.50        0.50     0.50
------------------------------------------------------------------------------------------------------------
PIMCO Value 25                               0.10          0.15      0.25       n/a         n/a      n/a
------------------------------------------------------------------------------------------------------------
PIMCO Global Innovation                      0.15          0.25      0.40       0.15        0.45     0.60
------------------------------------------------------------------------------------------------------------
PIMCO Growth & Income                        0.10          0.15      0.25       0.10        0.40     0.50
------------------------------------------------------------------------------------------------------------
PIMCO Asset Allocation                       0.05          0.05      0.10       0.10        0.30     0.40
------------------------------------------------------------------------------------------------------------
PIMCO RCM Large-Cap Growth Fund              0.10          0.20      0.30       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Tax-Managed Growth Fund            0.10          0.20      0.30       0.10        0.40     0.50
------------------------------------------------------------------------------------------------------------
PIMCO RCM Mid-Cap Fund                       0.10          0.20      0.30       0.10        0.40     0.50
------------------------------------------------------------------------------------------------------------
PIMCO RCM Small-Cap Fund                     0.10          0.20      0.30       n/a         n/a      n/a
------------------------------------------------------------------------------------------------------------
PIMCO RCM Biotechnology Fund                 n/a           n/a       n/a        0.10        0.35     0.45
------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Small-Cap Fund              0.15          0.25      0.40       0.15        0.45     0.60
------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Technology
   Fund                                      0.15          0.25      0.40       0.15        0.40     0.55
------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Healthcare Fund             n/a           n/a       n/a        0.15        0.40     0.55
------------------------------------------------------------------------------------------------------------
PIMCO RCM International Growth
   Equity Fund                               0.15          0.35      0.50       0.15        0.55     0.70
------------------------------------------------------------------------------------------------------------
PIMCO RCM Emerging Markets                   0.15          0.35      0.50       0.15        0.55     0.70
------------------------------------------------------------------------------------------------------------
PIMCO RCM Europe Fund                        0.15          0.35      0.50       0.15        0.55     0.70
------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Equity Fund                 0.15          0.25      0.40       0.15        0.45     0.60
------------------------------------------------------------------------------------------------------------
PIMCO NACM Core Equity Fund                  0.10          0.20      0.30       0.10        0.40     0.50
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                             Core                               Core
Fund                                         Expenses*     Other     Total      Expenses*   Other    Total**
----                                         ---------     -----     -----      ---------   -----    -------
------------------------------------------------------------------------------------------------------------
PIMCO NACM Global Fund                       0.15          0.25      0.40       0.15        0.45     0.60
------------------------------------------------------------------------------------------------------------
PIMCO NACM Growth Fund                       0.10          0.20      0.30       0.10        0.40     0.50
------------------------------------------------------------------------------------------------------------
PIMCO NACM International Fund                0.15          0.35      0.50       0.15        0.55     0.70
------------------------------------------------------------------------------------------------------------
PIMCO NACM Flex-Cap Fund                     0.10          0.20      0.30       0.10        0.40     0.50
------------------------------------------------------------------------------------------------------------
PIMCO NACM Pacific Rim Fund***               0.15          0.35      0.50       0.15        0.55     0.70
------------------------------------------------------------------------------------------------------------
PIMCO NACM Value Fund                        0.10          0.20      0.30       0.10        0.40     0.50
------------------------------------------------------------------------------------------------------------

-------------------
* Core Expenses include custody, portfolio accounting and tax preparation expenses.
** The Total fee rate for Class A, B and C shares shall be reduced by 0.05% per annum on a Fund's average daily net assets attributable in the aggregate to Class A, B and C shares in excess of $2.5 billion. For example, Class A, B and C shares of PIMCO Capital Appreciation Fund shall pay an annual fee rate of 0.40% on the Fund's first $2.5 billion of average daily net assets attributable in the aggregate to Class A, B and C shares, and 0.35% on such assets in excess of $2.5 billion.
*** Effective as of July 22, 2002.

                                 Class D Shares


--------------------------------------------------------------------------------
                                                Core

Fund                                            Expenses*      Other      Total
----                                            ---------      -----      -----
--------------------------------------------------------------------------------
PIMCO Basic Value Fund                          0.10           0.65       0.75
--------------------------------------------------------------------------------
PIMCO Capital Appreciation                      0.10           0.55       0.65
--------------------------------------------------------------------------------
PIMCO Mid-Cap                                   0.10           0.55       0.65
--------------------------------------------------------------------------------
PIMCO Renaissance                               0.10           0.55       0.65
--------------------------------------------------------------------------------
PIMCO Growth                                    0.10           0.55       0.65
--------------------------------------------------------------------------------
PIMCO Innovation                                0.10           0.55       0.65
--------------------------------------------------------------------------------
PIMCO Value                                     0.10           0.55       0.65
--------------------------------------------------------------------------------
PIMCO Tax-Efficient Equity                      0.10           0.55       0.65
--------------------------------------------------------------------------------
PIMCO Equity Income                             0.10           0.65       0.75
--------------------------------------------------------------------------------
PIMCO Select Growth                             0.10           0.55       0.65
--------------------------------------------------------------------------------
PIMCO Opportunity                               0.10           0.55       0.65
--------------------------------------------------------------------------------
PIMCO Small-Cap Value                           0.10           0.55       0.65
--------------------------------------------------------------------------------
PIMCO Global Innovation                         0.15           0.70       0.85
--------------------------------------------------------------------------------
PIMCO Target                                    0.10           0.55       0.65
--------------------------------------------------------------------------------
PIMCO Growth & Income                           0.10           0.65       0.75
--------------------------------------------------------------------------------
PIMCO RCM Large-Cap Growth Fund                 0.10           0.40       0.50
--------------------------------------------------------------------------------
PIMCO RCM Tax-Managed Growth Fund               0.10           0.40       0.50
--------------------------------------------------------------------------------
PIMCO RCM Mid-Cap Fund                          0.10           0.40       0.50
--------------------------------------------------------------------------------
PIMCO RCM Biotechnology Fund                    0.10           0.35       0.45
--------------------------------------------------------------------------------
PIMCO RCM Global Small-Cap Fund                 0.15           0.45       0.60
--------------------------------------------------------------------------------
PIMCO RCM Global Technology Fund                0.15           0.40       0.55
--------------------------------------------------------------------------------
PIMCO RCM Global Healthcare Fund                0.15           0.40       0.55
--------------------------------------------------------------------------------
PIMCO RCM International Growth Equity Fund      0.15           0.55       0.70
--------------------------------------------------------------------------------
PIMCO RCM Emerging Markets Fund                 0.15           0.55       0.70
--------------------------------------------------------------------------------
PIMCO RCM Europe Fund                           0.15           0.55       0.70
--------------------------------------------------------------------------------
PIMCO RCM Global Equity Fund                    0.15           0.45       0.60
--------------------------------------------------------------------------------
PIMCO NACM Core Equity Fund                     0.10           0.65       0.75
--------------------------------------------------------------------------------
PIMCO NACM Global Fund                          0.15           0.70       0.85
--------------------------------------------------------------------------------
PIMCO NACM Growth Fund                          0.10           0.65       0.75
--------------------------------------------------------------------------------
PIMCO NACM International Fund                   0.15           0.80       0.95
--------------------------------------------------------------------------------
PIMCO NACM Flex-Cap Fund                        0.10           0.65       0.75
--------------------------------------------------------------------------------
PIMCO NACM Pacific Rim Fund**                   0.15           0.80       0.95
--------------------------------------------------------------------------------
PIMCO NACM Value Fund                           0.10           0.65       0.75
--------------------------------------------------------------------------------

-----------------
* Core Expenses include custody, portfolio accounting and tax preparation expenses.
** Effective as of July 22, 2002.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Schedule to Administration Agreement to be executed by their officers designated below on this ___ day of July, 2002.

                                     PIMCO FUNDS:  MULTI-MANAGER SERIES


                                     By: ______________________________________
                                     Title:



                                     ALLIANZ DRESDNER ASSET MANAGEMENT
                                     OF AMERICA L.P.


                                     By: ______________________________________
                                     Title: